Income taxes - DTL (Detail 3.2) - USD ($) $ in Millions	Dec. 31, 2022	Dec. 31, 2021
Disclosure Of Temporary Difference Unused Tax Losses And Unused Tax Credits [Table]
Cash flow hedges	$ 0	$ 118
Other	236	183
Total deferred tax liabilities	236	300
UBS AG
Disclosure Of Temporary Difference Unused Tax Losses And Unused Tax Credits [Table]
Cash flow hedges	0	118
Other	233	179
Total deferred tax liabilities	$ 233	$ 297